Fund/Ticker

Fidelity® SAI International Small Cap Index Fund/FSISX

Summary Prospectus

December 30, 2021

As Revised April 20, 2022

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus dated December 30, 2021, as supplemented on April 20, 2022, and SAI dated December 30, 2021 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:
Fidelity® SAI International Small Cap Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the total return of stocks of small-capitalization foreign companies.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.07%
Total annual operating expenses	0.17%
Fee waiver and/or expense reimbursement(b)	0.07%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.10%

(a)  Based on estimated amounts for the current fiscal year.

(b)  Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.10% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through February 28, 2023. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$10
3 years	$41

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from May 27, 2021 to October 31, 2021, the fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities included in the MSCI EAFE Small Cap Index and in depository receipts representing securities included in the index. The MSCI EAFE Small Cap Index is a market capitalization-weighted index that is designed to measure the investable equity market performance of small cap stocks for global investors in developed markets, excluding the U.S. and Canada.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, earnings growth, and country weightings to attempt to replicate the returns of the MSCI EAFE Small Cap Index.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Geographic Concentration in Japan.  Because the fund concentrates its investments in Japan, the fund's performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Correlation to Index.  The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.
  Small Cap Investing.  The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Securities Lending Risk.  Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the fund.

Portfolio Manager(s)

Louis Bottari (senior portfolio manager) has managed the fund since May 2021.

Peter Matthew (senior portfolio manager) has managed the fund since May 2021.

Robert Regan (portfolio manager) has managed the fund since May 2021.

Payal Gupta (portfolio manager) has managed the fund since May 2021.

Navid Sohrabi (portfolio manager) has managed the fund since May 2021.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2022 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9901436.102	SIS-SUM-1221-01